Corporate Promissory Note 105 to Miller Family Trust

($540,769. 45) **Monterey County, California** **Date 06/30/2008**

This revised note reflects $1,000,000.00 of debt converted to common shares of Feel Golf Company, Inc. as of 1/1/2008 and additional payments of debt from 01/01/2008 thru 6/30/2008. For value received, Feel Golf Company, Inc., (MAKER) promises to pay to the order of the Miller Family Trust, (HOLDER) the principal sum of Five Hundred Forty Thousand Seven hundred and Sixty-nine dollars and 45 cents ($540,769.45) with accrued interest as noted on the MAKERS Balance Sheet dated 06/30/2008 and hereafter at the rate of SEVEN percent (7% APR). The monthly repayment schedule is due on or before the 15th of each month in the amount of Five Thousand Eight hundred and Thirty three dollars and 33 cents ($5,833.33). The maker shall have the election to pay in excess of the minimum monthly payment.

Payment shall be made directly to the HOLDER at address of record and in lawful money of the United States of America, and/or at such mutually agreed upon place or places as may be designated in writing by the HOLDER hereof from time to time. Payments shall be applied first to payment of interest and second to payment of principal.

UPON DEFAULT under this Note caused by not paying two consecutive payments and upon written notice by the HOLDER, the entire balance of principal and interest shall, at the option of the HOLDER hereof, become immediately due and payable.

The MAKER warrants and stipulates that the loan evidenced by this Note was transacted solely for the purpose of a business loan to Feel Golf Company, Inc. and for no other purpose; and is in no way an investment, but may be considered a commercial loan under the Uniform Commercial Code as the loan is secured by a blanket lien on the MAKER'S entire assets.

The HOLDER hereof may extend the time of payment of this Note, postpone the enforcement hereof, grant any other indulgence and/or release any party primarily or secondarily liable hereon without effecting or diminishing the HOLDER'S right of recourse against the MAKER, endorsers or any party to this Note, which right hereby is hereby expressly reserved.

AS TO THIS NOTE and any other instruments, if any, securing it, the undersigned and all endorsers and guarantors severally waive presentment, protest and notice of dishonor, and expressly agree that the maturity of this Note, or any payment hereunder, may be extended from time to time without affecting the liability of the undersigned (or any endorser or guarantor hereof).

Signed by:

Feel Golf Company, Inc.

Lee Miller, CEO

Date: 6-30-08

Miller Family Trust

Ronald Lee Miller, Trustee

Date: 6-30-08

WITNESSED:

David Otterbach, COO & Corporate Secretary

Date: 06/30/2008

File
Wylie's File

PROMISSORY NOTE

$ 30,000 February 13, 2008

One Year after date

and for value received, Feel Golf Inc promise to pay

to Wylie W. or Camille A. Mitchell or order

at 820 Park Row #426, Salinas, Ca. 93901

the sum of Thirty Thousand Dollars Dollars

with interest from February 13, 2008 until paid, at the rate of 7% Simple Interest

per cent, per annum, payable The Earlier of Receipt of or one year - Single Payment note

Should interest not be so paid, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law. Should default be made in the payment of any installment of interest when due, the whole sum of principal and interest shall become immediately due and payable at the option of the holder of this note. Should suit be commenced or an attorney employed to enforce the payment of this note, I agree to pay such additional sum as the court may adjudge reasonable as attorney's fees in said suit. Principal and interest payable in lawful money of the United States.

Bridge Loan

[signature]
CEO Feel Golf Inc
1354 Dayton St Ste T
Salinas, CA 93901

OFC-2014

feel GOLF
New Look. Better Feel.
Superior Performance. SM

Corporate Promissory Note(s) with Mitchell Family Trust

Original Note dated 12/2005 with Interest Updated below

As of 12/31/2007

Note A

Mitchell Family Trust Corporate Promissory Note dtd 12/2005:	$196,859.86

As of 6/30/2008

Mitchell Family Trust Corporate Promissory Note:	$196,859.86
Accrued @ 7 % Interest:	$ 6,439.98
	$203,299.84

Note B

Mitchell Family Trust Bridge Loan (2/13/2008)	$30,000.00
Accrued @ 7 % Interest:	$ 875.00
	$30,875.00
Total Balance Owed to Mitchell Family Trust:	$234,174.84

Attested to:

[signature] Date 12.31.07/6.30.08

Lee Miller, CEO

[signature] Date 12/31/2007 / 6/30/2008

David Otterbach, COO and Secretary

INITIALS LEM / DJO